                                                    CONSENT OF INDEPENDENT AUDITORS

We consent to the  incorporation by reference in the Registration  Statement (Form S-3, No.  333-XXXXX) of our report dated February 3,
2003, with respect to the  consolidated  financial  statements of American  Skandia Life Assurance  Corporation  included in its Annual
Report (Form 10-K) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.

                                                                                                           /s/ ERNST & YOUNG LLP

Hartford, Connecticut
June 29, 2004